Exceptional items and remeasurements	12 Months Ended
Mar. 31, 2023
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
5. Exceptional items and remeasurements

To monitor our segmental financial performance, we use an adjusted consolidated profit measure that excludes certain income and expenses. We exclude items from adjusted profit because, if included, these items could distort understanding of our performance for the year and the comparability between periods. This note analyses these items, which are included in our results for the year but are excluded from adjusted profit.
Exceptional items and remeasurements from continuing operations

	2023	2022	2021
	£m	£m	£m
Included within operating profit
Exceptional items:
Net gain on disposal of NECO	511	—	—
Net gain on disposal of Millennium Pipeline Company LLC	335	—	—
IFA fire	130	—	—
Transaction, separation and integration costs¹	(117)	(223)	(24)
Changes in environmental provisions	176	—	14
Cost efficiency programme	(100)	(42)	—
New operating model implementation costs	—	(24)	(50)
Release of St William Homes LLP deferred income	—	189	—
Net gain on disposal of St William Homes LLP	—	228	—
Environmental insurance recovery	—	38	—
	935	166	(60)
Remeasurements – commodity contract derivatives	(350)	392	34
	585	558	(26)
1.Transaction, separation and integration costs represent the aggregate of distinct activities undertaken by the Group in the years presented.
Details of tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

	2023	2022	2022
	£m	£m	£m
Included within finance income and costs
Remeasurements:
Net gains on financing derivatives	82	74	47
Net (losses)/gains on financial assets at fair value through profit and loss	(28)	(15)	23
	54	59	70
Included within share of post-tax results of joint ventures and associates
Remeasurements:
Remeasurements – net losses on financial instruments	(19)	(56)	(8)
Total included within profit before tax	620	561	36
Included within tax
Exceptional items – movements arising on items not included in profit before tax:
Deferred tax charge arising as a result of UK tax rate change	—	(458)	—
Tax on exceptional items	(316)	(28)	8
Tax on remeasurements	75	(103)	(34)
	(241)	(589)	(26)
Total exceptional items and remeasurements after tax	379	(28)	10
Analysis of total exceptional items and remeasurements after tax
Exceptional items after tax	619	(320)	(52)
Remeasurements after tax	(240)	292	62
Total exceptional items and remeasurements after tax	379	(28)	10
5. Exceptional items and remeasurements continued
Exceptional items
Management uses an exceptional items framework that has been discussed and approved by the Audit & Risk Committee. This follows a three-step process which considers the nature of the event, the financial materiality involved and any particular facts and circumstances. In considering the nature of the event, management focuses on whether the event is within the Group’s control and how frequently such an event typically occurs. With respect to restructuring costs, these represent additional expenses incurred that are not related to the normal business and day-to-day activities. In determining the facts and circumstances, management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, the precedent for similar items, the number of periods over which costs will be spread or gains earned, and the commercial context for the particular transaction. The exceptional items framework was last updated in March 2022.
Items of income or expense that are considered by management for designation as exceptional items include significant restructurings, write-downs or impairments of non-current assets, significant changes in environmental or decommissioning provisions, integration of acquired businesses, gains or losses on disposals of businesses or investments and significant debt redemption costs as a consequence of transactions such as significant disposals or issues of equity, and the related tax, as well as deferred tax arising on changes to corporation tax rates.
Costs arising from efficiency and transformation programmes include redundancy costs. Redundancy costs are charged to the consolidated income statement in the year in which a commitment is made to incur the costs and the main features of the restructuring plan have been announced to affected employees.
Set out below are details of the transactions against which we have considered the application of our exceptional items framework in each of the years for which results are presented. No COVID-19 related costs incurred have been recognised as exceptional in any of the years presented.
2023
Net gain on disposal of NECO
During the year, the Group recognised a gain of £511 million on the disposal of 100% of the share capital of NECO to PPL Rhode Island Holdings, LLC for cash consideration of £3.1 billion ($3.9 billion) (see note 10). The receipt of cash has been recognised within net cash used in investing activities within the consolidated cash flow statement.
Net gain on disposal of Millennium Pipeline Company LLC
During the year, the Group recognised a gain of £335 million on the disposal of its entire 26.25% equity interest in the Millennium Pipeline Company LLC associate to DT Midstream for cash consideration of £497 million. The receipt of cash has been recognised within net cash used in investing activities within the consolidated cash flow statement.
Fire at IFA converter station
In September 2021, a fire at the IFA converter station in Sellindge, Kent caused significant damage to infrastructure on site. In the year, the Group recognised £130 million of insurance claims (net of asset write-offs) which have been recognised as exceptional in line with our exceptional items policy. The total cash inflow for the period was £79 million.
Transaction, separation and integration costs
During the year, separation costs of £39 million were incurred in relation to the disposal of NECO, £38 million in relation to the disposal of a majority stake in our UK Gas Transmission business (see note 10) and £40 million in connection with the integration of NGED. The costs incurred primarily relate to legal fees, bankers’ fees, professional fees and employee costs. The costs have been classified as exceptional, consistent with similar costs for the years ended 31 March 2022 and 2021 and in line with the exceptional items policy. The total cash outflow for the period in relation to these costs was £84 million.
Changes in environmental provisions
The real discount rate applied to the Group’s environmental provisions was revised to 1.5% in the year (2022: 0.5%) to reflect the substantial and sustained change in United States government bond yield curves (see note 26). The principal impact of this rate increase was a £165 million decrease in our US environmental provisions and a £11 million decrease in our UK environmental provision. The weighted average remaining duration of our cash flows is now around 10.5 years.
Cost efficiency programme
During the year, the Group incurred a further £100 million of costs in relation to the major cost efficiency programme announced in November 2021, that is targeting at least £400 million savings per annum across the Group by the end of three years. The costs recognised in the period primarily relate to property costs, employee costs and professional fees incurred in delivering the programme. Whilst the costs incurred during the period do not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the £42 million of costs incurred in the year ended 31 March 2022, the costs qualify for exceptional treatment in line with our exceptional items policy. The total cash outflow for the period in relation to these costs was £85 million.
5. Exceptional items and remeasurements continued
Exceptional items continued
2022
Net gain on disposal of St William Homes LLP and release of deferred income
The Group recognised a gain of £228 million on the disposal of its entire 50% equity interest in the St William Homes LLP joint venture to The Berkeley Group plc for cash consideration of £413 million (see note 16). In connection with the disposal, the Group also released deferred income of £189 million which related to deferred profits from previous property sales to St William Homes LLP. We concluded that the release of the deferred income should be classified as exceptional given the crystallisation event for the release is the sale of the Group’s equity interest in St William Homes LLP.
New operating model implementation costs and cost efficiency programme
The Group incurred a further £24 million of costs in relation to the design and implementation of our new operating model and £42 million in relation to the major cost efficiency programme announced in November 2021. The costs recognised primarily related to professional fees incurred and redundancy provisions.
Whilst the costs incurred did not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the costs expected to be incurred over the duration of the cost efficiency programme, we concluded that the costs should be classified as exceptional in line with our exceptional items policy. The total cash outflow for the period was £48 million.
Transaction and separation costs
£223 million of transaction and separation costs were incurred in relation to the acquisition of NGED (see note 37), the planned disposal of NECO (see note 10) and the planned disposal of our UK Gas Transmission business (see note 10). The costs related to legal fees, bankers’ fees and other professional fees. The costs were classified as exceptional, consistent with similar costs for the year ended 31 March 2021. The total cash outflow for the year was £196 million.
Environmental insurance recovery
In the US, the most significant component of our £1.9 billion environmental provision relates to several Superfund sites, and arose from former manufacturing gas plant facilities, previously owned or operated by the Group or its predecessor companies. Under Federal and State Superfund laws, potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. In the year ended 31 March 2022, we recognised an exceptional gain of £38 million relating to an insurance receivable for site remediation costs included in our Superfund sites environmental provision. The insurance receipts were recorded as an exceptional item in line with the treatment of the related costs.
2021
New operating model implementation costs
The Group incurred £50 million of costs in relation to the design and implementation of our new operating model that is built on a foundation of six business units. The costs recognised in the year ended 31 March 2021 primarily related to professional fees incurred and redundancy provisions. In evaluating the costs incurred against the quantitative thresholds in our exceptional items framework we considered the total costs to be incurred over the duration of the programme. Whilst the costs incurred did not meet the quantitative threshold to be classified as exceptional on a standalone basis, we concluded that the costs should be classified as exceptional in line with our exceptional items policy, in order to ensure that the costs are treated in a consistent manner with similar costs incurred previously. The total cash outflow for the year was £33 million.
Transaction and separation costs
£24 million of transaction and separation costs were incurred in relation to the acquisition of NGED (see note 37) and the planned sale of NECO (see note 10). The costs related to legal fees, bankers’ fees and professional fees. Whilst the costs incurred in isolation were not sufficiently material to warrant classification as an exceptional item, we expected further costs to be incurred in the next year, for example in regard to success fees on completion of the acquisition. When taken in aggregate, the costs incurred over both years will be sufficiently material to be classified as exceptional in line with our policy. The total cash outflow for the year was £14 million.
Changes in environmental provision
We recognised an exceptional gain of £14 million relating to the release of environmental provisions relating to one of our US Superfund sites, for which the original provision was treated as an exceptional item. The reduction in the provision arose as a result of the re-evaluation of the Group’s share of estimated costs following the finalisation of discussions on the scope of certain remediation work with government authorities. The release was recorded as an exceptional item in line with the treatment of the original provision.
5. Exceptional items and remeasurements continued
Remeasurements
Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain of our financial assets and liabilities accounted for at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contract derivatives and financing derivatives to the extent that hedge accounting is not available or is not fully effective.
The unrealised gains or losses reported in profit and loss on certain additional assets and liabilities treated at FVTPL are also classified within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange gains and losses on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.
We report unrealised gains or losses relating to certain discrete classes of financial assets accounted for at FVTPL within adjusted profit. These comprise our portfolio of investments made by National Grid Partners, our investment in Sunrun Neptune 2016 LLC and the contingent consideration arising on the acquisition of National Grid Renewables (all within NGV). The performance of these assets (including changes in fair value) is included in our assessment of adjusted profit for the relevant business units.
Remeasurements excluded from adjusted profit are made up of the following categories:
i.Net gains/(losses) on commodity contract derivatives represent mark-to-market movements on certain physical and financial commodity contract obligations in the US. These contracts primarily relate to the forward purchase of energy for supply to customers, or to the economic hedging thereof, that are required to be measured at fair value and that do not qualify for hedge accounting. Under the existing rate plans in the US, commodity costs are recoverable from customers although the timing of recovery may differ from the pattern of costs incurred;
ii.Net gains/(losses) on financing derivatives comprise gains and losses arising on derivative financial instruments used for the risk management of interest rate and foreign exchange exposures and the offsetting foreign exchange losses and gains on the associated borrowing activities. These exclude gains and losses for which hedge accounting has been effective and have been recognised directly in the consolidated statement of other comprehensive income or are offset by adjustments to the carrying value of debt (see notes 17 and 32). Net foreign exchange gains and losses on financing derivatives used for the risk management of foreign exchange exposures are offset by foreign exchange losses and gains on borrowing activities;
iii.Net gains/(losses) on financial assets measured at FVTPL comprise gains and losses on the investment funds held by our insurance captives which are categorised as FVTPL (see note 15); and
iv.Unrealised net gains/(losses) on derivatives and other financial instruments within our joint ventures and associates.
Items included within tax
2022
Change in UK corporation tax rate
In the Spring Budget 2021, the UK government announced that from 1 April 2023 the UK corporation tax rate will increase to 25%, and this was substantively enacted on 24 May 2021. Deferred tax balances at 31 March 2022 were remeasured at the enacted rate, with £458 million recognised as exceptional, in line with previous periods.